                                                                  Exhibit 99

                                                       SESA and Subsidiaries
                                                      Statement of Operations
                                                  Three-Months Ended June 30, 2004
                                                       (in Millions and USD)
                                                             (Unaudited)

                                                                                                                       Consolidated
                                 Entity 1    Entity 2     Entity 3       Entity 4       Entity 5      Eliminations         SESA
                               -----------------------------------------------------------------------------------------------------
 Net sales                       $     95    $      4     $      9       $      8       $      -      $          -     $        116
 Cost of goods sold                    76           2            6              7              -                 -               91
                               -----------------------------------------------------------------------------------------------------
     Gross Profit                      19           2            3              1              -                 -               25

 MAT expense                            9           1            1              1              -                 -               12
 Amortization expense                   -           -            -              -              -                 -                -
                               -----------------------------------------------------------------------------------------------------
     Operating Income                  10           1            2              -              -                 -               13

 Interest income                        -           -            -              -              1                 -                1
 Other income                          (1)          -            -              -              -                 -               (1)
 Loss on debt modification              -           -            -              -              -                 -                -
                               -----------------------------------------------------------------------------------------------------
     EBIT                               9           1            2              -              1                 -               13

 Interest expense                       7           -            -              -              -                 -                7
                               -----------------------------------------------------------------------------------------------------
     Income Before Taxes                2           1            2              -              1                 -                6

 Income tax expense                     1           -            -              -              -                 -                1
                               -----------------------------------------------------------------------------------------------------
    Net Income                   $      1    $      1     $      2       $      -       $      1      $          -     $          5
                               =====================================================================================================

                                                       SESA and Subsidiaries
                                                      Statement of Operations
                                                   Six-Months Ended June 30, 2004
                                                       (in Millions and USD)
                                                             (Unaudited)


                                                                                                                       Consolidated
                                 Entity 1    Entity 2     Entity 3       Entity 4       Entity 5      Eliminations         SESA
                               -----------------------------------------------------------------------------------------------------

 Net sales                       $    194    $      7     $     12       $     15       $      -      $          -     $        228
 Cost of goods sold                   156           4            9             12              -                 -              181
                               -----------------------------------------------------------------------------------------------------
     Gross Profit                      38           3            3              3              -                 -               47

 MAT expense                           18           2            2              2              -                 -               24
 Amortization expense                   -           -            -              1              -                 -                1
                               -----------------------------------------------------------------------------------------------------
     Operating Income                  20           1            1              -              -                 -               22

 Interest income                        1           -            -              -              2                 -                3
 Other income                           -           -            -              1              -                 -                1
 Loss on debt modification            (15)          -            -              -              -                 -              (15)
                               -----------------------------------------------------------------------------------------------------
     EBIT                               6           1            1              1              2                 -               11

 Interest expense                      16           -            -              -              -                 -               16
                               -----------------------------------------------------------------------------------------------------
     Income (Loss) Before
      Taxes                           (10)          1            1              1              2                 -               (5)

 Income tax expense (benefit)          (3)          -            -              -              -                 -               (3)
                               -----------------------------------------------------------------------------------------------------
    Net Income (Loss)            $     (7)   $      1     $      1       $      1       $      2      $          -     $         (2)
                               =====================================================================================================

                                                       SESA and Subsidiaries
                                                      Statement of Operations
                                                  Three-Months Ended June 30, 2003
                                                       (in Millions and USD)
                                                             (Unaudited)

                                                                                                                       Consolidated
                                 Entity 1    Entity 2     Entity 3       Entity 4       Entity 5      Eliminations         SESA
                               -----------------------------------------------------------------------------------------------------
 Net sales                       $     87    $      4     $      5       $      6       $      -      $          -     $        102
 Cost of goods sold                    69           2            3              8              -                 -               82
                               -----------------------------------------------------------------------------------------------------
     Gross Profit                      18           2            2             (2)             -                 -               20

 MAT expense                           10           1            1              2              -                 -               14
 Amortization expense                   -           -            1              -              -                 -                1
                               -----------------------------------------------------------------------------------------------------
     Operating Income (Loss)            8           1            -             (4)             -                 -                5

 Interest income                        1           -            -              -              3                (2)               2
 Other income                          (1)          -            -              -              -                 -               (1)
                               -----------------------------------------------------------------------------------------------------
     EBIT                               8           1            -             (4)             3                (2)               6

 Interest expense                       7           -            -              -              -                (2)               5
                               -----------------------------------------------------------------------------------------------------
     Income (Loss) Before
      Taxes                             1           1            -             (4)             3                 -                1

 Income tax expense (benefit)           -           -            -              -              -                 -                -
                               -----------------------------------------------------------------------------------------------------
    Net Income (Loss)            $      1    $      1     $      -       $     (4)      $      3      $          -     $          1
                               =====================================================================================================

                                                       SESA and Subsidiaries
                                                      Statement of Operations
                                                   Six-Months Ended June 30, 2003
                                                       (in Millions and USD)
                                                             (Unaudited)

                                                                                                                       Consolidated
                                 Entity 1    Entity 2     Entity 3       Entity 4       Entity 5      Eliminations         SESA
                               -----------------------------------------------------------------------------------------------------
 Net sales                       $    169    $      6     $     12       $     13       $      -      $          -     $        200
 Cost of goods sold                   138           4            8             14              -                 -              164
                               -----------------------------------------------------------------------------------------------------
     Gross Profit                      31           2            4             (1)             -                 -               36

 MAT expense                           18           2            2              3              -                 -               25
 Amortization expense                   -           -            -              1              -                 -                1
                               -----------------------------------------------------------------------------------------------------
     Operating Income (Loss)           13           -            2             (5)             -                 -               10

 Interest income                        2           -            -              -              7                (5)               4
 Other income                           3           -            -              -              -                 -                3
                               -----------------------------------------------------------------------------------------------------
     EBIT                              18           -            2             (5)             7                (5)              17

 Interest expense                      14           -            -              1              1                (5)              11
                               -----------------------------------------------------------------------------------------------------
     Income (Loss) Before
      Taxes                             4           -            2             (6)             6                 -                6

 Income tax expense                     2           -            -              -              -                 -                2
                               -----------------------------------------------------------------------------------------------------
    Net Income (Loss)            $      2    $      -     $      2       $     (6)      $      6      $          -     $          4
                               =====================================================================================================

                                                       SESA and Subsidiaries
                                                  Statement of Financial Position
                                                        As of June 30, 2004
                                                       (in Millions and USD)
                                                             (Unaudited)

                                                                                                                       Consolidated
                                 Entity 1    Entity 2     Entity 3       Entity 4       Entity 5      Eliminations         SESA
                               -----------------------------------------------------------------------------------------------------
 Current Assets:
 Cash and cash equivalents       $      8    $      1     $      2       $      1       $      1      $          -     $         13
 Trade and notes receivable,
  net                                  71           3            3              2              -                 -               79
 Miscellaneous receivables             27           -            -              2              6               (10)              25
 Inventories                           33           1            5             12              -                 -               51
 Prepaid expenses                       2           -            -              -              -                 -                2
 Current deferred taxes                 3           -            -              -              -                 -                3
                               -----------------------------------------------------------------------------------------------------
     Total Current Assets             144           5           10             17              7               (10)             173

 Investments in affiliates            263           -            -              -            135              (177)             221
 Property, plant and equipment,
  net                                  47           -           31             14              -                 -               92
 Intangible assets, net                 -           4           10             24              -                 -               38
 Other assets                          21           -            -              4              1                 -               26
                               -----------------------------------------------------------------------------------------------------
 Total Assets                     $   475    $      9     $     51       $     59       $    143      $       (187)    $        550
                               =====================================================================================================

 Current Liabilities:
 Accounts payable                 $    11    $      -     $      2       $      2       $      -      $          -     $         15
 Accrued liabilities                   73           3            4             13             11               (10)              94
 Short-term debt                        -           1            2              5              1                (9)               -
                               -----------------------------------------------------------------------------------------------------
     Total Current Liabilities         84           4            8             20             12               (19)             109

 Long-term debt                       255           -            -              -              -                 -              255
 Non-current deferred taxes             -           -            2              3              -                 -                5
 Postretirement liabilities             3           -            -              -              -                 -                3
 Other liabilities                      -           -            2              4              -                 -                6
                               -----------------------------------------------------------------------------------------------------

 Total Liabilities                    342           4           12             27             12               (19)             378

 Shareholders' Equity                 133           5           39             32            131              (168)             172
                               -----------------------------------------------------------------------------------------------------
 Total Liabilities and
  Shareholders' Equity
  (Deficit)                       $   475    $      9     $     51       $     59       $    143      $       (187)    $        550
                               =====================================================================================================

                                                       SESA and Subsidiaries
                                                  Statement of Financial Position
                                                        As of June 30, 2003
                                                       (in Millions and USD)
                                                             (Unaudited)

                                                                                                                       Consolidated
                                 Entity 1    Entity 2     Entity 3       Entity 4       Entity 5      Eliminations         SESA
                               -----------------------------------------------------------------------------------------------------
 Current Assets:
 Cash and cash equivalents       $      5    $      1     $      -       $      1       $     40      $          -     $         47
 Trade and notes receivable,
  net                                  61           2            2              3              -                 -               68
 Miscellaneous receivables             19           -            1              1              9                (4)              26
 Inventories                           28           2            3             10              -                 -               43
 Prepaid expenses                       -           -            -              1              -                 -                1
 Current deferred taxes                 2           -            -              -              -                 -                2
                               -----------------------------------------------------------------------------------------------------
     Total Current Assets             115           5            6             16             49                (4)             187

 Investments in affiliates            441           -            2              3            316              (612)             150
 Property, plant and
  equipment, net                       48           -           27             41              -                 -              116
 Intangible assets, net                 -           3           19             85              -                 -              107
 Other assets                          16           -            -              -              1                 -               17
                               -----------------------------------------------------------------------------------------------------
 Total Assets                    $    620    $      8     $     54       $    145       $    366      $       (616)    $        577
                               =====================================================================================================

 Current Liabilities:
 Accounts payable                $     11    $      -     $      1       $      -       $      -      $          -     $         12
 Accrued liabilities                   50           3            3             15              2                (4)              69
 Short-term debt                      206           1            -              6              5              (218)               -
                               -----------------------------------------------------------------------------------------------------
     Total Current Liabilities        267           4            4             21              7              (222)              81

 Long-term debt                       371           -            -             23              -               (23)             371
 Non-current deferred taxes             3           -            3              9              -                 -               15
 Other liabilities                      -           -            4              -              -                 -                4
                               -----------------------------------------------------------------------------------------------------

 Total Liabilities                    641           4           11             53              7              (245)             471

 Shareholders' Equity (Deficit)       (21)          4           43             92            359              (371)             106
                               -----------------------------------------------------------------------------------------------------
 Total Liabilities and
  Shareholders' Equity
  (Deficit)                      $    620    $      8     $     54       $    145       $    366      $       (616)    $        577
                               =====================================================================================================

                                                       SESA and Subsidiaries
                                                      Statement of Cash Flows
                                                  Three-Months Ended June 30, 2004
                                                       (in Millions and USD)
                                                             (Unaudited)

                                                                                                                       Consolidated
                                 Entity 1    Entity 2     Entity 3       Entity 4       Entity 5      Eliminations         SESA
                               -----------------------------------------------------------------------------------------------------
 Operating Activities:
 Net income                      $      1    $      1     $      2       $      -       $      1      $          -     $          5
 Income and deferred taxes              1           -                           -              -                 -                1
 Depreciation and amortization          2           -            1              1              -                 -                4
 Accounts Receivable                  (14)          -           (2)            (1)             -                 -              (17)
 Inventories                           (2)          -            1              -              -                 -               (1)
 Accounts Payable                       -           -           (1)             -              -                 -               (1)
 Other assets and liabilities           6           -            1              -              -                 -                7
                               -----------------------------------------------------------------------------------------------------
 Cash Provided by (Used in)
  Operations                           (6)          1            2              -              1                 -               (2)

 Investing Activities:
 Property, plant and equipment
  purchases                            (1)          -           (1)            (1)             -                 -               (3)
                               -----------------------------------------------------------------------------------------------------
 Cash Used in Investing
  Activities                           (1)          -           (1)            (1)             -                 -               (3)

 Financing Activities:
 Net intercompany transactions          1           -            -              1             (1)                -                1
                               -----------------------------------------------------------------------------------------------------
 Cash Provided by (Used in)
  Financing Activities                  1           -            -              1             (1)                -                1
                               -----------------------------------------------------------------------------------------------------
 Increase (Decrease) in Cash
  and Cash Equivalents                 (6)          1            1              -              -                 -               (4)

 Cash and Cash Equivalents:
 Beginning of period                   14           -            1              1              1                 -                17
                               -----------------------------------------------------------------------------------------------------
 End of period                   $      8    $      1     $      2       $      1       $      1      $          -     $          13
                               =====================================================================================================

                                                       SESA and Subsidiaries
                                                      Statement of Cash Flows
                                                   Six-Months Ended June 30, 2004
                                                       (in Millions and USD)
                                                             (Unaudited)

                                                                                                                       Consolidated
                                 Entity 1    Entity 2     Entity 3       Entity 4       Entity 5      Eliminations         SESA
                               -----------------------------------------------------------------------------------------------------
 Operating Activities:
 Net income (loss)               $ (7)       $      1     $      1       $      1       $      2      $          -     $         (2)
 Income and deferred taxes         (3)              -            -              -              -                 -               (3)
 Depreciation and amortization      5               -            2              1              -                 -                8
 Restructuring expenses and
  other charges                    14               -            -              -              -                 -               14
 Accounts Receivable               (2)             (2)           2              2              -                 -                -
 Inventories                        2               -           (1)            (5)             -                 -               (4)
 Accounts Payable                  (1)              -            -              -             (2)                -               (3)
 Other assets and liabilities     (10)              -            -              1              1                 -               (8)
                               -----------------------------------------------------------------------------------------------------
 Cash Provided by (Used in)
  Operations                       (2)             (1)           4              -              1                 -                2

 Investing Activities:
 Property, plant and equipment
  purchases                        (1)              -           (3)            (1)             -                 -               (5)
 Acquisition and investment
  payments, net of cash
  acquired                          -               -            -              -              -                 -                -
                               -----------------------------------------------------------------------------------------------------
 Cash Used in Investing
  Activities                       (1)              -           (3)            (1)             -                 -               (5)

 Financing Activities:
 Debt issuance costs               (5)              -            -              -              -                 -               (5)
 Net intercompany transactions      5               2            1              -             (1)                -                7
                               -----------------------------------------------------------------------------------------------------
 Cash Provided by (Used in)
  Financing Activities              -               2            1              -             (1)                -                2
                               -----------------------------------------------------------------------------------------------------
 Increase (Decrease) in Cash
  and Cash Equivalents             (3)              1            2             (1)             -                 -               (1)

 Cash and Cash Equivalents:
 Beginning of period               11               -            -              2              1                 -               14
                               -----------------------------------------------------------------------------------------------------
 End of period                    $ 8        $      1     $      2       $      1       $      1      $          -     $         13
                               =====================================================================================================

                                                       SESA and Subsidiaries
                                                      Statement of Cash Flows
                                                  Three-Months Ended June 30, 2003
                                                       (in Millions and USD)
                                                             (Unaudited)

                                                                                                                       Consolidated
                                 Entity 1    Entity 2     Entity 3       Entity 4       Entity 5      Eliminations         SESA
                               -----------------------------------------------------------------------------------------------------
 Operating Activities:
 Net income (loss)               $      1    $      1     $      -       $     (4)      $      3      $          -     $          1
 Income and deferred taxes              1           -            -              -              -                 -                1
 Depreciation and amortization          2           -            1              1              -                 -                4
 Accounts Receivable                    1          (1)           2              -              -                 -                2
 Inventories                           (2)          -            -              -              -                 -               (2)
 Accounts Payable                      (9)          -            -              -             (4)                -              (13)
 Other assets and liabilities           6           1            1              3              1                 -               12
                               -----------------------------------------------------------------------------------------------------
 Cash Provided by Operations            -           1            4              -              -                 -                5

 Investing Activities:
 Property, plant and equipment
  purchases                             -           -           (1)             -              -                 -               (1)
                               -----------------------------------------------------------------------------------------------------
 Cash Used in Investing
  Activities                            -           -           (1)             -              -                 -               (1)

 Financing Activities:
 Net change in short-term
  debt obligations                      -           -           (1)             -              -                 -               (1)
 Net intercompany transactions          1           -           (2)             -              3                 -                2
                               -----------------------------------------------------------------------------------------------------
 Cash Provided by (Used in)
  Financing Activities                  1           -           (3)             -              3                 -                1
                               -----------------------------------------------------------------------------------------------------
 Increase in Cash and Cash
  Equivalents                           1           1            -              -              3                 -                5

 Cash and Cash Equivalents:
 Beginning of period                    4           -            -              1             37                 -               42
                               -----------------------------------------------------------------------------------------------------
 End of period                   $      5    $      1     $      -       $      1       $     40      $          -     $         47
                               =====================================================================================================

                                                       SESA and Subsidiaries
                                                      Statement of Cash Flows
                                                   Six-Months Ended June 30, 2003
                                                       (in Millions and USD)
                                                             (Unaudited)

                                                                                                                       Consolidated
                                 Entity 1    Entity 2     Entity 3       Entity 4       Entity 5      Eliminations         SESA
                               -----------------------------------------------------------------------------------------------------
 Operating Activities:
 Net income (loss)               $      2    $      -     $      2       $     (6)      $      6      $          -     $          4
 Income and deferred taxes              3           -            -              -              -                 -                3
 Depreciation and amortization          4           -            2              3              -                 -                9
 Restructuring expenses and
  other charges                        (4)          -            -              -              -                 -               (4)
 Accounts Receivable                  (12)         (1)          (1)             3              -                 -              (11)
 Inventories                           (1)          -            -              -              -                 -               (1)
 Accounts Payable                      (2)          -            -              -              -                 -               (2)
 Pretax gain/loss from asset
  disposals                            (1)          -            -              -              -                 -               (1)
 Other assets and liabilities          (1)          1            1              3              2                 -                6
                               -----------------------------------------------------------------------------------------------------
 Cash Provided by (Used in)
  Operations                          (12)          -            4              3              8                 -                3

 Investing Activities:
 Property, plant and equipment
  purchases                             -           -           (2)             -              -                 -               (2)
 Property disposals and
  investment proceeds                   1           -            -              -              -                 -                1
                               -----------------------------------------------------------------------------------------------------
 Cash Provided by (Used in)
  Investing Activities                  1           -           (2)             -              -                 -               (1)

 Financing Activities:
 Net change in short-term
  debt obligations                      -           -           (1)             -              -                 -               (1)
 Net change in long-term debt
  obligations                           -           -          (12)           (13)             -                 -              (25)
 Net intercompany transactions         (2)          1           11             11              8                 -               29
                               -----------------------------------------------------------------------------------------------------
 Cash Provided by (Used in)
  Financing Activities                 (2)          1           (2)            (2)             8                 -                3
                               -----------------------------------------------------------------------------------------------------
 Increase (Decrease) in Cash
  and Cash Equivalents                (13)          1            -              1             16                 -                5

 Cash and Cash Equivalents:
 Beginning of period                   18           -            -              -             24                 -               42
                               -----------------------------------------------------------------------------------------------------
 End of period                   $      5    $      1     $      -       $      1       $     40      $          -     $         47
                               =====================================================================================================